SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 15, 2003

CLARKSTON FINANCIAL CORPORATION
(Exact name of registrant as
specified in its charter)

Michigan (State or other jurisdiction of incorporation)	333-63685 (Commission File Number)	38-3412321 (IRS Employer Identification no.)

15 South Main Street Clarkston, Michigan (Address of principal executive office)		48326 (Zip Code)

Registrant's telephone number, including area code: (248) 625-8585

Item 7.         Financial Statements and Exhibits.

Exhibit

99     Press release dated July 15, 2003.

Item 9.         Regulation FD Disclosure.

On July 15, 2003, Clarkston Financial Corporation issued a press release announcing results for the second fiscal quarter. A copy of the press release is attached as Exhibit 99.1.

This information furnished under "Item 9. Regulation FD Disclosure" is intended to be furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 15, 2003	CLARKSTON FINANCIAL CORPORATION
	By	/s/ J. Grant Smith J. Grant Smith Chief Financial Officer

EXHIBIT INDEX

99.1         Press Release dated July 15, 2003 with respect to second quarter earnings.

EXHIBIT 99.1

PRESS RELEASE: Clarkston Financial Reports 2Q Results

Clarkston Financial Corp. Q2 Net Income Jumps 85%

Midyear Net Income Climbs 79%;
14th Consecutive Profitable Quarter

CLARKSTON, Mich., July 15 — Clarkston Financial Corporation (OTC Bulletin Board: CKSB), the holding company for Clarkston State Bank, posted record earnings, strong growth, and improved performance indices for the second quarter and first half of 2003; Edwin L. Adler, Board Chairman, and Dawn M. Horner, Bank President and CEO, reported the favorable results today.

Second-quarter results

Net income for the second quarter jumped 85% to $323,495, or $0.31 per share, from $174,053, or $0.17 per share, for the second quarter of 2002. The solid growth came from higher interest and noninterest income. Net interest income was $1,010,755, up 21% from $834,000 a year ago. The improvement chiefly reflects loan growth. Noninterest income recorded even stronger gains, rising 249% to $404,922, from $116,084 for Q2 2002. The improvement is attributable to gains realized on the sale of investment securities in order to accommodate loan growth. Sales of mortgage loans and enhanced profitability from branch operations also contributed to the improvement.

Six-month results

Mid-year results were positive as well. Net income rose 79% to $537,378, or $ 0.52 per share, from $299,808, or $0.29 per share, for the first six months of 2002. For the first half of 2003, net interest income increased 19% to $1,893,599, from $1,587,403 from the same period in 2002; and non-interest income jumped 227% to $721,984, from $220,591 at 2002‘s midyear point.

The balance sheet also saw double-digit growth for the first half. At June 30, assets were up 13% to $130,694,323, loans outstanding had risen 39% to $76,335,211, and deposits totaled $117,483,914, up 12% for the year – despite the low interest-rate environment.

Key performance ratios improved substantially. At midyear, ROE was 11.14%, noticeably up from 6.97% a year ago; and ROA was 0.96%, compared with only 0.70% at June 30, 2002.

Mrs. Horner said, “Our team is doing an exceptional job, especially given the soft economic conditions and pressure on margins, including the Fed’s twelfth rate cut last month. Our branch personnel continue to attract new customers and add accounts, despite the low interest-rate environment for deposits. Our lending team turned in a strong performance, in the face of weak business conditions and aggressive competition. In the third quarter, we will continue to enhance our product offering by introducing an internet banking product to our customer base.”

Mr. Adler noted, “We have good services, competitive products and a very talented team in place. We are well positioned to grow and gain additional marketshare as the economy perks up. We expect moderate growth in the second half with a continued emphasis on asset quality.”

Clarkston State Bank opened in January 1999 and serves consumer and commercial customers with a full array of financial services from four branch offices in Clarkston, Waterford, and Independence Township, Michigan. Safe Harbor. This news release contains comments or information that constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995), which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in the forward-looking statements. Factors that may cause such a difference include: changes in interest rates and interest-rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking regulations; changes in tax laws; changes in prices, levies, and assessments; the impact of technological advances; governmental and regulatory policy changes; the outcomes of contingencies; trends in customer behavior and consumers’ ability to repay loans; changes in the national and local economy; and other factors included in the Corporation’s filings with the Securities and Exchange Commission, available via EDGAR. The Corporation assumes no responsibility to update forward-looking statements.

  Clarkston Financial Corporation
  Quarterly Financial Summary
  Second Quarter
  2003 (unaudited)

                                                                Three Months Ended
SUMMARY OF OPERATIONS                                                June 30,                          Percent
                                                           2003                   2002                  Change

Net Interest Income                                         1,010,755                834,000            21.19%
Provision for Loan Losses                                     183,000                 30,000           510.00%
Non-Interest Income                                           404,922                116,000           249.07%
Non-Interest Expense                                          779,182                663,000            17.52%
     Pre-Tax Income                                           453,945                256,544            76.95%
     Net Income                                               323,495                175,000            84.85%

Net Income Per Share                                            $0.31                  $0.17
Net Interest Margin (Period Avg.
  Assets                                                        3.23%                  3.42%

PERFORMANCE RATIOS                                                   Quarter
     Return on Average Equity                                  12.80%                  8.23%
     Return on Average Assets                                   1.03%                  0.72%

                                                                 Six Months Ended
SUMMARY OF OPERATIONS                                                June 30,                          Percent
                                                           2003                   2002                  Change

Net Interest Income                                        $1,893,599             $1,587,403            19.29%
Provision for Loan Losses                                     426,000                 45,185           842.79%
Non-Interest Income                                           721,984                220,591           227.30%
Non-Interest Expense                                        1,452,955              1,308,555            11.04%
     Pre-Tax Income                                           736,628                454,254            62.16%
     Net Income                                               537,378                299,808            79.24%

Net Income Per Share                                            $0.52                  $0.29            79.31%
Net Interest Margin (Period Avg.
   Assets)                                                      3.12%                  3.39%            -7.96%

PERFORMANCE RATIOS                                              Last Twelve Months
     Return on Average Equity                                  11.14%                  6.97%            59.83%
     Return on Average Assets                                   0.96%                  0.70%            37.14%

                                                                                                     December 31,
BALANCE SHEET HIGHLIGHTS                                                                                 2002

Assets                                                                                            $115,335,000
Loans (Gross)                                                                                       54,722,000
Deposits                                                                                           104,923,000
Interest Earning Assets                                                                            112,069,000
Shareholders' Equity                                                                                 9,758,000
Book Value per Share                                                                                     $9.50
Total Shares Outstanding                                                                             1,027,112
ALLLP as a % Total Loans                                                                                 1.27%

                                                                                March 31,            Percent Chg.
BALANCE SHEET HIGHLIGHTS                                                          2003                Prior Qtr.

Assets                                                                          $122,842,048             6.51%
Loans (Gross)                                                                     68,535,823            25.24%
Deposits                                                                         111,106,119             5.89%
Interest Earning Assets                                                          119,318,530             6.47%
Shareholders' Equity                                                               9,970,751             2.18%
Book Value per Share                                                                   $9.71             2.18%
Total Shares Outstanding                                                           1,027,112             0.00%
ALLLP as a $ Total Loans                                                               1.22%            -3.94%

                                                          June 30             Percent Chg.           Percent Chg.
BALANCE SHEET HIGHLIGHTS                                   2003                Prior Qtr.           Prior Yr. End

Assets                                                   $130,694,323                  6.39%            13.32%
Loans (Gross)                                              76,335,211                 11.38%            39.50%
Deposits                                                  117,483,914                  5.74%            11.97%
Interest Earning Assets                                   123,705,756                  3.68%            10.38%
Shareholders' Equity                                       10,523,780                  5.55%             7.85%
Book Value per Share                                           $10.25                  5.55%             7.85%
Total Shares Outstanding                                    1,027,112                  0.00%             0.00%
ALLLP as a % Total Loans                                        1.30%                  6.56%             2.36%

/CONTACT: Dawn Horner, President & CEO, or Grant Smith, SVP & CFO, of Clarkston Financial Corporation, +1-248-625-8585; Mike Marcotte of Marcotte Financial Relations, +1-248-656-3873, for Clarkston Financial Corporation/ (CKSB)